[Scudder Investments logo]

Barrett International Shares

Annual Report

August 31, 2002

Contents

<Click here> Performance Summary

<Click here> Portfolio Management Review

<Click here> Portfolio Summary

<Click here> Investment Portfolio

<Click here> Financial Statements

<Click here> Financial Highlights

<Click here> Notes to Financial Statements

<Click here> Report of Independent Accountants

<Click here> Tax Information

<Click here> Shareholder Meeting Results

<Click here> Directors and Officers

<Click here> Account Management Resources

	Ticker Symbol	Fund Number
Barrett International Shares	SIBIX	401

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, call Barrett Associates at 212-983-5080. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31, 2002

Average Annual Total Returns
Scudder International Fund	1-Year	3-Year	Life of Class*
Barrett International Shares	-18.95%	-11.23%	-3.37%
MSCI EAFE & Canada Index+	-14.82%	-10.61%	-5.26%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
Barrett International Shares
Net Asset Value: 8/31/02	$ 32.61
8/31/01	$ 40.37
Distribution Information: Twelve Months: Income Dividends	$ .12

Barrett International Shares Lipper Rankings - International Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	644	of	793	82
3-Year	345	of	573	61

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of a $10,000 Investment
[] Scudder International Fund - Barrett International Shares [] MSCI EAFE & Canada Index+

Comparative Results
		1-Year	3-Year	Life of Class*
Barrett International Shares	Growth of $10,000	$8,105	$6,996	$8,598
	Average annual total return	-18.95%	-11.23%	-3.37%
MSCI EAFE & Canada Index+	Growth of $10,000	$8,518	$7,142	$7,913
	Average annual total return	-14.82%	-10.61%	-5.26%

The growth of $10,000 is cumulative.

* The Barrett International Shares commenced operations on April 3, 1998. Index comparisons begin April 30, 1998.
+ The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder International Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder International Fund. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Clare Gray

CFA, Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1993 and the fund in 2002.

Portfolio manager with primary focus on European markets and senior analyst covering global telecommunications.

Over 10 years of investment industry experience.

Marc Slendebroek

Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1994 and the fund in 1999.

Over 13 years of investment industry experience.

MA, University of Leiden (Netherlands).

Alex Tedder

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1994 and the fund in 2002.

Previously managed European equities and responsible for insurance sector with 4 years of experience at Schroder Investment Management.

Head of International Select Equity strategy; portfolio manager and analyst for Core EAFE strategy: London.

MA, Freiburg University.

Stuart Kirk

Associate Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 2002.

Analyst and fund manager in London, having since served as portfolio manager and analyst for International Equity in Sydney.

Portfolio manager for EAFE Equity and global equity analyst for Business Services & Transport sector: London.

MA, Cambridge University.

In a global economic backdrop dominated by uncertainty, Scudder International Fund posted a negative total return for the one-year period ended August 31, 2002. In the following interview, the portfolio management team discusses the fund's strategy and performance during the annual period. Additionally, the team reviews the fund's management and advisor changes that went into effect in April 2002.

Q: Please describe the economic environment for the period under review.

A: Global equity markets faced a confluence of challenges over the past year. Investor sentiment grew increasingly pessimistic as corporate accounting scandals, renewed fears of terrorist activities, lackluster corporate profits and concerns about the pace of global economic activity resulted in weak equity markets. Dollar-based global investors were partially shielded from the downturn when the euro and yen strengthened against the US dollar. (A gain in a foreign currency translates into an increase in the value of assets - such as stocks - held by dollar-based investors in that currency.)

European markets were weak largely because the Telecommunications and Information Technology sectors came under renewed pressure as the combination of the companies' large debt burdens and weak demand for new technologies led to falling profits. Other segments within the Information Technology sector also declined, weighed down by fears that weak profits and a lack of economic visibility would prompt businesses to cancel or at least postpone capital spending plans.

By comparison, Japan held up better. Although the Japanese government did little during the period to address underlying structural problems, the possibility of an all-out financial collapse in the country seemed to recede, and growth was surprisingly robust, in part due to the demand fueled by exports. We also witnessed some positive developments at the corporate level as managements are becoming more focused on delivering improved returns to stockholders.

Q: What was the fund's performance against this backdrop?

A: For the 12-month period ended August 31, 2002, Scudder International Fund (Barrett International Shares) posted a loss of 18.95 percent. In comparison, the fund's benchmark, the MSCI EAFE+Canada Index, declined 14.82 percent. The MSCI EAFE+Canada Index (Morgan Stanley Capital International Europe, Australia, Far East and Canada) is an unmanaged index generally accepted as a benchmark for major overseas markets, including Canada.

The primary reasons for the fund's underperformance were declines among select holdings in Technology and in Japan. Additionally, the fund's Health Care holdings reflected sector-specific difficulties. Health Care showed signs of weakness during the period due to concerns about top-line growth, patent expirations and competition from generic medications. On the plus side, performance benefited from our stock selection within Financials and an underweight position in the Media and Telecommunications sectors.

Q: In April, the fund experienced a change in investment advisor and changes in the portfolio management team. Will you comment on how these changes have affected the fund?

A: The overall structure of the portfolio remains generally the same. The main differences are that (1) we have expanded the resources available to the fund, in terms of both portfolio managers and research personnel, and (2) we have adopted a more methodical and uniform approach with regard to the way we assess the value of individual stocks.

With regard to resources, the equity portion of the portfolio is now managed by a team of four individuals (which we refer to as the EAFE Portfolio Selection Team), whereas in the past, a two-person team managed it. As team members, we have an average of eight years of international investment experience. (Please refer to page 5 for more details, including biographical information.)

We have also considerably expanded our research capabilities. We now employ approximately 100 analysts who are organized into 15 Global Sector Teams that serve as our primary source of investment ideas. These 100 analysts are supplemented by roughly 40 to 50 professionals who cover specific geographic regions of the world as well as small- and mid-capitalization stocks.

The other significant change has to do with the way we value companies. We, as a firm, have adopted cash-flow return on investment, or CFROI, as our common valuation metric. In simple terms, CFROI measures the cash flow generated by a company in comparison with the money it invested (in factories, technology or advertising, for example) to generate that cash flow. This approach offers a number of distinct advantages.

First, it focuses on cash - a major advantage. Accrued earnings can be significantly affected by local accounting regulations and practices. Cash flow, on the other hand, is more objective and, therefore, less subject to manipulation.

Second, the adoption of CFROI as our common "language" makes it easier for us to compare companies across industries and geographic regions. Previously, different analysts used a variety of valuation measures to justify their buy and sell recommendations, presenting a challenge for portfolio managers. Going forward, we will have a common valuation metric that we can apply to all companies regardless of where they reside and in what industries they operate.

A third advantage is that CFROI tells us how much capital a company is utilizing to generate its cash earnings.

We believe the adoption of this standard approach will provide us with an improved set of tools to better identify the companies that will perform well in this challenging economic environment.

Q: What is your outlook and strategy for the months ahead?

A: We believe that the coming months will be challenging. Two straight years of declining share prices coupled with ongoing economic uncertainty and a series of corporate scandals have severely undermined investor confidence in global markets. Yet, amid the negative sentiment, we believe the current market presents investment opportunities. We believe that the ability to pick the right stocks will be critical in taking advantage of these opportunities.

We continue to seek out stocks of companies with strong business models and sustainable returns. Our emphasis on fundamental research to pick what we believe to be only the best securities will be the key to success in navigating the challenging times ahead.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary August 31, 2002

Asset Allocation	8/31/02	8/31/01

Common Stocks	98%	99%
Preferred Stocks	1%	-
Cash Equivalents	1%	1%
	100%	100%

Geographical (Excludes Cash Equivalents)	8/31/02	8/31/01

Europe	71%	75%
Japan	20%	19%
Pacific Basin	6%	4%
Canada	2%	2%
Latin America	1%	-
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	8/31/02	8/31/01

Financials	18%	22%
Consumer Discretionary	17%	14%
Energy	12%	11%
Industrials	12%	10%
Health Care	11%	10%
Consumer Staples	8%	9%
Telecommunication Services	7%	5%
Materials	6%	7%
Information Technology	5%	7%
Other	4%	5%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2002 (28.5% of Portfolio)
1. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	3.9%
2. Novartis AG (Registered) Manufacturer of pharmaceutical and nutrition products	Switzerland	3.4%
3. Total Fina Elf SA Producer of oil and natural gas	France	3.4%
4. Shell Transport & Trading Co., PLC Provider of oil and gas	United Kingdom	3.1%
5. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	3.0%
6. BP PLC Exporter and producer of oil and natural gas	United Kingdom	3.0%
7. Nestle SA (Registered) Producer and seller of food products	Switzerland	2.4%
8. Schneider Electric SA Manufacturer of electronic components and automated manufacturing systems	France	2.2%
9. ENI SpA Provider of oilfield and engineering services	Italy	2.1%
10. GlaxoSmithKline PLC Developer of vaccines and health-related consumer products	United Kingdom	2.0%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of August 31, 2002

	Shares	Value ($)
Common Stocks 98.1%
Australia 1.6%
BHP Billiton Ltd. (Producer of petroleum, mineral and steel products)	3,017,305	15,141,573
BHP Steel Ltd.* (Distributor of hot and cold rolled coil plate tinplate and coated products)	603,461	927,442
Brambles Industries Ltd. (Provider of logistical and waste management services)	2,537,100	9,685,103
Telstra Corp., Ltd. (Provider of telecommunication services)	3,307,900	8,855,683
		34,609,801
Belgium 0.7%
Dexia Strip VVPR* (Supplier of municipal lending services)	80,150	787
Interbrew (Operator of brewing business)	594,900	15,895,046
		15,895,833
Brazil 0.4%
Companhia Vale do Rio Doce (ADR)* (Operator of diverse mining and industrial complex)	362,900	9,290,240
Canada 1.8%
Canadian National Railway Co. (Operator of railroads)	508,852	22,196,796
Canadian Natural Resources Ltd. (Explorer and producer of natural gas)	554,500	18,387,307
		40,584,103
Denmark 0.5%
Group 4 Falck AS (Operator of rescue stations and provider of emergency services)	372,100	11,121,418
Finland 1.2%
Nokia Oyj (ADR) (Manufacturer of telecommunication networks and equipment)	624,300	8,296,947
Stora Enso Oyj "R" (Manufacturer of paper and paper products)	1,633,600	18,062,314
		26,359,261
France 15.6%
Autoroutes du Sud de la France* (Developer and operator of toll roads)	1,185,953	30,278,204
Aventis SA (Manufacturer of life science products)	520,843	30,712,073
BNP Paribas SA (Provider of banking services)	668,778	31,232,957
Credit Lyonnais SA (Provider of diversified banking services)	636,175	27,954,963
Dassault Systemes SA (Designer, manufacturer and engineer of software products)	27,031	876,718
Groupe Danone (Producer of food products worldwide)	271,029	33,852,610
L'Air Liquide SA (Producer of industrial gases)	102,887	14,275,503
Sanofi-Synthelabo SA (Manufacturer of health care products and medical and surgical equipment)	317,805	19,082,992
Schneider Electric SA (Manufacturer of electronic components and automated manufacturing systems)	1,061,960	48,906,917
Suez SA (Builder of water treatment plants)	1,364,761	31,372,368
Total Fina Elf SA (Producer of oil and natural gas)	521,997	74,528,383
		343,073,688
Germany 4.3%
Allianz AG (Registered) (Provider of multi-line insurance services)	142,929	18,231,348
Altana AG (Developer and manufacturer of pharmaceutical, diagnostic and chemical products)	246,820	12,166,715
BASF AG (Producer of chemical products)	329,820	13,650,981
Bayer AG (Producer of chemical products)	610,593	14,509,635
Deutsche Telekom AG (Registered) (Provider of telecommunication services)	603,858	6,730,076
E.On AG (Distributor of electricity to commercial and residential customers)	258,762	13,288,975
Siemens AG (Manufacturer of electrical and electronic equipment)	329,246	15,583,207
		94,160,937
Italy 3.7%
ENI SpA (Provider of oilfield and engineering services)	3,044,900	46,164,657
Telecom Italia SpA (Provider of telecommunication services)	2,456,850	19,565,402
UniCredito Italiano SpA (Provider of commercial banking services)	4,339,800	16,449,258
		82,179,317
Japan 19.9%
Asahi Glass Co., Ltd. (Manufacturer of a variety of glass products)	1,946,000	11,753,151
Bridgestone Corp. (Manufacturer of automobile tires)	1,729,000	22,241,459
Canon, Inc. (Producer of visual image and information equipment)	915,000	31,336,145
Honda Motor Co., Ltd. (Manufacturer of motorcycles, automobiles and power products)	677,700	28,697,208
Ito-Yokado Co., Ltd. (Operator of leading supermarkets)	282,000	12,012,653
Kao Corp. (Manufacturer of household and chemical products)	582,000	13,328,806
Matsushita Electric Industrial Co., Ltd. (Manufacturer of consumer electronic products)	1,713,000	20,619,578
Mitsubishi Corp. (Operator of a general trading company)	2,896,000	19,396,238
Mitsui & Co., Ltd. (Operator of a general trading company)	3,551,000	18,750,957
Mitsui Fudosan Co., Ltd. (Provider of real estate services)	2,633,000	20,211,135
Nintendo Co., Ltd. (Manufacturer of game equipment)	207,800	25,135,825
Nissan Motor Co., Ltd. (Manufacturer of motor vehicles)	4,943,000	36,108,292
Nomura Holdings, Inc. (Provider of financial services)	2,146,000	28,293,530
Sega Corp.* (Manufacturer of software and video game equipment)	1,029,200	24,699,064
Sony Corp. (Manufacturer of consumer electronic products)	642,000	27,997,807
Sumitomo Mitsui Banking Corp. (Provider of banking services)	4,638,200	23,826,772
Takeda Chemical Industries Ltd. (Manufacturer of pharmaceutical products)	622,000	26,286,124
Toyota Motor Corp. (Manufacturer of diversified automotive products)	1,404,600	34,774,365
Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer of a wide variety of pharmaceuticals)	510,000	11,981,021
		437,450,130
Korea 3.2%
Hyundai Motor Co., Ltd. (Manufacturer of automobiles)	180,720	5,133,662
Kookmin Bank (Provider of commercial banking services)	632,800	29,712,892
Samsung Electronics Co., Ltd. (Manufacturer of electronic parts)	127,920	35,375,987
		70,222,541
Mexico 0.9%
Cemex SA de CV (ADR) (Producer of concrete and cement)	304,812	7,178,323
Grupo Financiero BBVA Bancomer SA de CV "B"* (Provider of financial services)	14,946,100	11,817,357
		18,995,680
Netherlands 5.7%
ASML Holding NV* (Developer of photolithography projection systems)	818,100	8,378,765
DSM NV (Manufacturer of chemicals)	310,000	13,539,909
Gucci Group NV (New York shares) (Designer and producer of personal luxury accessories and apparel)	287,180	25,788,764
ING Groep NV (Provider of financial services to individuals, corporations and other institutions)	767,100	16,767,427
Reed Elsevier NV (Publisher of scientific, professional, business and consumer information books)	1,430,440	18,161,740
TPG NV (Provider of transportation services)	1,183,100	23,362,688
VNU NV (Provider of publishing services)	833,000	20,449,105
		126,448,398
Spain 3.8%
Banco Bilbao Vizcaya Argentaria SA (Provider of commercial banking services)	1,165,600	11,457,052
Banco Popular Espanol SA (Provider of retail banking services)	443,200	17,621,254
Industria de Diseno Textil SA (Manufacturer and retailer of apparel)	1,246,582	24,359,211
Telefonica SA* (Provider of telecommunication services)	3,389,395	31,118,817
		84,556,334
Sweden 0.8%
Assa Abloy AB "B" (Manufacturer of security locks)	625,400	6,766,378
Securitas AB "B" (Installer of security systems and provider of guard services)	677,350	10,541,401
		17,307,779
Switzerland 9.4%
Adecco SA (Provider of personnel and temporary employment)	216,703	9,491,698
Holcim Ltd. "B" (Producer of building materials)	58,186	10,839,216
Nestle SA (Registered) (Producer and seller of food products)	247,688	53,252,010
Novartis AG (Registered) (Manufacturer of pharmaceutical and nutrition products)	1,855,110	75,433,130
Swiss Re (Registered) (Provider of reinsurance, insurance and banking services)	206,192	14,593,278
Syngenta AG (Producer of seeds and chemicals for crop protection)	461,949	25,646,698
UBS AG (Registered) (Provider of commercial and investment banking services)	401,743	18,964,566
		208,220,596
Taiwan 1.2%
Hon Hai Precision Industry Co., Ltd. (Manufacturer of electronic products)	166	630
Taiwan Semiconductor Manufacturing Co., Ltd.* (Manufacturer of integrated circuits and other semiconductor devices)	11,097,540	16,196,761
United Microelectronics Corp.* (Manufacturer of integrated circuits)	11,171,905	9,181,940
		25,379,331
United Kingdom 23.4%
BAA PLC (Owner and operator of airports)	1,890,230	16,243,917
Barclays PLC (Provider of commercial and investment banking services)	5,174,920	37,179,603
BP PLC (Exporter and producer of oil and natural gas)	8,535,737	66,149,755
Brambles Industries PLC (Provider of material handling and industrial services)	1,622,856	5,898,869
British Sky Broadcasting Group PLC* (Provider of broadcast and entertainment services)	2,461,328	23,247,832
GlaxoSmithKline PLC (Developer of vaccines and health-related consumer products)	2,393,394	45,064,121
National Grid Group PLC (Operator of electricity and telecom networks)	1,872,736	13,092,345
Reed Elsevier PLC (Publisher of scientific, professional, business and consumer information books)	1,408,363	12,582,692
Royal Bank of Scotland Group PLC (Provider of a wide range of financial services)	2,770,615	66,195,008
Scottish & Southern Energy PLC (Distributor of electric power)	2,948,718	30,590,824
Shell Transport & Trading Co., PLC (Provider of oil and gas)	10,334,120	69,365,853
Six Continents PLC (Operator of an international hospitality and leisure group)	609,604	5,729,538
Tesco PLC (Operator of food stores)	8,497,098	27,826,855
Vodafone Group PLC (Provider of mobile telecommunication services)	51,760,053	82,950,344
Vodafone Group PLC (ADR) (Provider of mobile telecommunication services)	213,000	3,405,870
AstraZeneca Group PLC (Manufacturer of pharmaceutical and agrochemical products)	385,900	10,886,951
		516,410,377
Total Common Stocks (Cost $2,177,603,849)		2,162,265,764

Warrants 0.0%
France
Cap Gemini SA* (Provider of computer consulting services) (Cost $546,838)	238,737	4,689

Preferred Stocks 1.1%
Germany
Henkel KGaA (Manufacturer of various chemical based products) (Cost $23,460,922)	352,500	23,987,315

Cash Equivalents 0.8%
Scudder Cash Management QP Trust,1.91% (b) (Cost $17,807,257)	17,807,257	17,807,257
Total Investment Portfolio - 100.0% (Cost $2,219,418,866) (a)		2,204,065,025

* Non-income producing security.
(a) The cost for federal income tax purposes was $2,236,038,253. At August 31, 2002, net unrealized depreciation for all securities based on tax cost was $31,973,228. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $162,408,295 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $194,381,523.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2002
Assets
Investments in securities, at value (cost $2,219,418,866)	$ 2,204,065,025
Cash	196,407
Foreign currency, at value (cost $550,785)	551,520
Receivable for investments sold	13,517,630
Dividends receivable	3,438,627
Receivable for Fund shares sold	2,788,762
Foreign taxes recoverable	4,927,453
Total assets	2,229,485,424
Liabilities
Payable for investments purchased	11,114,848
Payable for Fund shares redeemed	2,544,241
Accrued management fee	1,169,300
Other accrued expenses and payables	894,746
Total liabilities	15,723,135
Net assets, at value	$ 2,213,762,289
Net Assets
Net assets consist of: Undistributed net investment income	13,274,344
Net unrealized appreciation (depreciation) on: Investments	(15,353,841)
Foreign currency related transactions	391,608
Accumulated net realized gain (loss)	(1,221,701,573)
Paid-in capital	3,437,151,751
Net assets, at value	$ 2,213,762,289

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2002 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($23,911,117 / 735,524 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 32.51
Class S Net Asset Value, offering and redemption price (a) per share ($1,871,620,488 / 57,574,446 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)	$ 32.51
Class A Net Asset Value and redemption price per share ($217,522,953 / 6,725,077 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 32.35
Maximum offering price per share (100 / 94.25 of $32.35)	$ 34.32
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($59,583,234 / 1,864,838 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 31.95
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($23,892,490 / 748,141 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 31.94
Barrett International Shares Net Asset Value, offering and redemption price per share ($1,110,002 / 34,035 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 32.61
Class I Net Asset Value, offering and redemption price per share ($16,122,005 / 497,257 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 32.42

(a) Redemption price per share for shares held less than six months is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $6,617,667)	$ 44,116,533
Interest	1,372,112
Total Income	45,488,645
Expenses: Management fee	19,280,079
Administrative fee	10,806,584
Distribution service fees	1,708,681
Directors' fees and expenses	62,978
Other	16,363
Total expenses	31,874,685
Net investment income (loss)	13,613,960
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(567,794,870)
Foreign currency related transactions	2,590,604
(565,204,266)
Net unrealized appreciation (depreciation) during the period on: Investments	(56,694,529)
Foreign currency related transactions	(121,562)
(56,816,091)
Net gain (loss) on investment transactions	(622,020,357)
Net increase (decrease) in net assets resulting from operations	$ (608,406,397)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2002	2001
Operations: Net investment income (loss)	$ 13,613,960	$ 16,102,773
Net realized gain (loss) on investment transactions	(565,204,266)	(445,794,731)
Net unrealized appreciation (depreciation) on investment transactions during the period	(56,816,091)	(860,342,573)
Net increase (decrease) in net assets resulting from operations	(608,406,397)	(1,290,034,531)
Distributions to shareholders from: Net investment income: Class AARP	(101,518)	(58,323)
Class S	(8,762,282)	(4,158,740)
Class A	(186,870)	-
Barrett International Shares	(6,225)	(35,446)
Class I	(104,336)	-
Net realized gains: Class AARP	-	(2,832,588)
Class S	-	(222,804,901)
Class A	-	(2,225,862)
Barrett International Shares	-	(1,054,123)
Fund share transactions: Proceeds from shares sold	1,441,261,691	5,014,096,882
Net assets acquired in tax-free reorganization	-	419,211,593
Reinvestment of distributions	7,830,686	219,211,623
Cost of shares redeemed	(2,369,860,420)	(5,356,610,923)
Redemption fees	196,355	-
Net increase (decrease) in net assets from Fund share transactions	(920,571,688)	295,909,175
Increase (decrease) in net assets	(1,538,139,316)	(1,227,295,339)
Net assets at beginning of period	3,751,901,605	4,979,196,944
Net assets at end of period (including undistributed net investment income of $13,274,344 and $8,696,281, respectively)	$ 2,213,762,289	$ 3,751,901,605

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Barrett International Shares
Years Ended August 31,	2002	2001	2000	1999[a]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 40.37	$ 57.95	$ 54.94	$ 50.14	$ 52.40
Income (loss) from investment operations: Net investment income (loss)[c]	.19	.19	.25	.25[d]	.52[e]
Net realized and unrealized gain (loss) on investment transactions	(7.83)	(15.00)	9.45	7.20	2.78
Total from investment operations	(7.64)	(14.81)	9.70	7.45	3.30
Less distributions from: Net investment income	(.12)	(.09)	(.19)	-	-
Net realized gains on investment transactions	-	(2.68)	(6.50)	(2.65)	(5.56)
Total distributions	(.12)	(2.77)	(6.69)	(2.65)	(5.56)
Redemption fee	-***	-	-	-	-
Net asset value, end of period	$ 32.61	$ 40.37	$ 57.95	$ 54.94	$ 50.14
Total Return (%)	(18.95)	(26.42)	17.31	15.27**	6.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	9	26	25	23
Ratio of expenses (%)	1.06	1.07	.96	1.03*	1.08*
Ratio of net investment income (loss) (%)	.53	.43	.39	1.11*	1.02*
Portfolio turnover rate (%)	105	85	83	82*	80
[a] For the five months ended August 31, 1999. On June 7, 1999, the Fund changed its fiscal year end from March 31 to August 31.
[b] For the period from April 3, 1998 (commencement of sales of Barrett International Shares) to March 31, 1999.
[c] Based on average shares outstanding during the period.
[d] Net investment income per share includes non-recurring dividend income amounting to $.02 per share.
[e] Net investment income per share includes non-recurring dividend income amounting to $.09 per share.
* Annualized
** Not annualized
*** Amount is less than one half of $.01.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder International Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Barrett International Shares are offered to a limited group of investors and are not subject to initial or contingent deferred sales charges. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B, C and I shares and Barrett International Shares is provided separately and is available upon request.Certain detailed information for the Class A, B, C and I shares and Class AARP and S shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares and Barrett International Shares is provided separately and is available upon request.Certain detailed information for the Class A, B, C and I shares and Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $878,943,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2009 ($12,330,000) and August 31, 2010 ($866,613,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2001 through August 31, 2002, the Fund incurred approximately $326,140,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain forward currency contracts, investments in foreign denominated investments and securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2002, the Fund's components of distributable earnings on a tax-basis are as follows:

Undistributed ordinary income	$ 13,274,344
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (878,943,000)
Unrealized appreciation (depreciation) on investments	$ (31,973,228)

In addition, during the year ended August 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ 9,161,231

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective November 12, 2001, a redemption fee policy went into effect for the Class S shares of the Fund. Upon the redemption or exchange of shares held by Class S shareholders for less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Divided income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $2,896,501,667 and $3,752,825,307, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.675% of the first $6,000,000,000 of the Fund's average daily net assets, 0.625% of the next $1,000,000,000 of such net assets, and 0.60% of such net assets in excess of $7,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended August 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.675% of the Fund's average daily net assets. Effective April 5, 2002, Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.375%, 0.375%, 0.375%, 0.40%, 0.45%, 0.425% and 0.15% of the average net assets for Class AARP, Class S, Barrett International Shares, Class A, Class B, Class C and Class I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for the Class AARP, Class S and Barrett International Shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the year ended August 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at August 31, 2002
Class AARP	$ 110,995	$ 7,094
Class S	9,106,895	588,388
Class A	1,099,159	84,372
Class B	334,291	25,216
Class C	117,460	9,433
Barrett International Shares	9,252	-
Class I	28,532	2,223
	$ 10,806,584	$ 716,726

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2002
Class B	$ 557,149	$ 42,007
Class C	207,284	16,646
	$ 764,433	$ 58,653

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2002	Effective Rate
Class A	$ 688,402	$ 83,242	0.25%
Class B	186,458	16,565	0.25%
Class C	69,388	8,969	0.25%
	$ 944,248	$ 108,776

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2002 aggregated $23,953.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2002, the CDSC for Class B and C shares aggregated $239,553 and $2,345, respectively. A contingent deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2002, SDI received $14,285.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended August 31, 2002 totaled $330,433 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2002		Year Ended August 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	224,547	$ 7,980,231	499,250	$ 23,903,199
Class S	24,680,492	881,811,506	97,071,191	4,581,528,218
Class A	14,239,297	501,643,324	8,855,538	372,964,930
Class B	842,303	29,599,798	152,173*	6,244,393*
Class C	387,782	13,562,314	336,241*	13,649,251*
Barrett International Shares	8,701	327,898	3,119	179,672
Class I	178,184	6,336,620	373,937*	15,627,219*
		$ 1,441,261,691		$ 5,014,096,882
Shares issued in tax-free reorganization
Class A	-	-	6,657,013	278,133,740
Class B	-	-	2,357,136	98,130,480
Class C	-	-	826,420	34,395,689
Class I	-	-	204,397	8,551,684
		$ -		$ 419,211,593
Shares issued to shareholders in reinvestment of distributions
Class AARP	2,701	$ 95,831	56,608	$ 2,774,904
Class S	209,844	7,445,222	4,240,329	213,300,204
Class A	5,065	179,071	45,575	2,225,862
Barrett International Shares	175	6,226	18,524	910,653
Class I	2,954	104,336	-	-
		$ 7,830,686		$ 219,211,623
Shares redeemed
Class AARP	(394,886)	$ (14,125,918)	(879,281)	$ (42,065,882)
Class S	(48,037,513)	(1,733,625,917)	(104,439,377)	(4,923,142,587)
Class A	(15,313,339)	(545,398,998)	(8,482,016)	(356,201,713)
Class B	(1,283,685)	(45,224,981)	(203,089)*	(8,223,404)*
Class C	(455,801)	(16,063,790)	(346,501)*	(14,099,534)*
Barrett International Shares	(194,218)	(7,087,724)	(252,497)	(11,739,602)
Class I	(234,424)	(8,333,092)	(27,791)*	(1,138,201)*
		$ (2,369,860,420)		$ (5,356,610,923)
Redemption fees
Class S	-	$ 196,355	-	$ -
Net increase (decrease)
Class AARP	(167,638)	$ (6,049,856)	(323,423)	$ (15,387,779)
Class S	(23,147,177)	(844,172,834)	(3,127,857)	(128,314,165)
Class A	(1,068,977)	(43,576,603)	7,076,110	297,122,819
Class B	(441,382)	(15,625,183)	2,306,220*	96,151,469*
Class C	(68,019)	(2,501,476)	816,160*	33,945,406*
Barrett International Shares	(185,342)	(6,753,600)	(230,854)	(10,649,277)
Class I	(53,286)	(1,892,136)	550,543*	23,040,702*
		$ (920,571,688)		$ 295,909,175

* For the period from December 29, 2000 (commencement of sales of Class B, Class C and Class I shares) to August 31, 2001.

F. Acquisition of Assets

On June 15, 2001, the Fund acquired all the net assets of Kemper International Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 6,657,013 Class A shares, 2,357,136 Class B shares, 826,420 Class C shares and 204,397 Class I shares of the Fund, respectively, for 31,278,676 Class A shares, 11,553,935 Class B shares, 4,036,568 Class C shares and 938,641 Class I shares of the Kemper International Fund, respectively, outstanding on June 15, 2001. Kemper International Fund's net assets at that date ($419,211,593), including $23,294,820 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $3,694,353,737. The combined net assets of the Fund immediately following the acquisition were $4,113,565,330.

Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder International Fund (the "Fund") at August 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 15, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $6,617,667 and earned $19,839,348 of foreign source income during the year ended August 31, 2002. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $.10 per share as foreign taxes paid and $.29 per share as income earned from foreign sources for the year ended August 31, 2002.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder International Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
42,409,529	970,184	896,682

2. To approve a new sub-advisory agreement for the fund between Deutsche Investment Management Americas Inc. and Deutsche Asset Management Investment Services Limited.

Affirmative	Against	Abstain
41,724,612	1,453,764	1,098,019

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of August 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103.

Non-Interested Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (58) Director, 1990-present	President, WGBH Educational Foundation; Directorships: American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science	48
Dawn-Marie Driscoll (55) Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988); Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee	48
Edgar R. Fiedler (73) Director, 1995-present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization); Directorships: The Harris Insight Funds (registered investment companies; 22 funds overseen)	48
Keith R. Fox (48) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds); Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor)	48
Louis E. Levy (69) Director, 2002-present	Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 3 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48
Jean Gleason Stromberg (58) Director, 1999-present	Consultant (1997-present); formerly, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996); Directorships: The William and Flora Hewlett Foundation	48
Jean C. Tempel (59) Director, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Venture Partner, Internet Capital Group (network of internet partnership companies) (1993-2000); Directorships: United Way of Mass Bay; Sonesta International Hotels, Inc.; Labnetics, Inc. (medical equipment company); Metatomix, Inc. (database management); Aberdeen Group (technology research); Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)
		48
Carl W. Vogt (66) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000); Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 3 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Directors and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,2,4] (57) Chairman, Director and Vice President, 2002-present	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present) and Deutsche Asset Management Mutual Funds; Vice President, Deutsche Asset Management, Inc. (2000 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 3 funds overseen) (1992-1999)	203
William F. Glavin, Jr.[3] (44) President, 2000-present	Managing Director of Deutsche Asset Management; Trustee, Crossroads for Kids, Inc. (serves at risk children)	n/a
Alexander Black (39) Vice President, 2002-present	Managing Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[4] (48) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.), (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Oliver S. Kratz (30) Vice President, 2002-present	Director of Deutsche Asset Management	n/a
John Millette (40) Vice President and Secretary, 1999-present	Vice President of Deutsche Asset Management	n/a
Kenneth Murphy (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Paul H. Rogers (46) Vice President, 2001-present	Director of Deutsche Asset Management	n/a
Andrew Stubing (36) Vice President, 2002-present	Director of Deutsche Asset Management	n/a
Gary L. French (51) Treasurer, 2002-present	Managing Director of Deutsche Asset Management (2001-present); formerly, President of UAM Fund Services, Inc.	n/a
John R. Hebble (44) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
Thomas Lally (34) Assistant Treasurer, 2001-present	Senior Vice President of Deutsche Asset Management	n/a
Brenda Lyons (40) Assistant Treasurer, 2000-present	Senior Vice President of Deutsche Asset Management	n/a
Caroline Pearson (40) Assistant Secretary, 1997-present	Managing Director of Deutsche Asset Management (1997-present); formerly, Associate, Dechert (law firm) (1989-1997)	n/a

1 Length of time served represents the date that each Director was first elected to a Scudder fund Board.
2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.
3 Address: 222 South Riverside Plaza, Chicago, Illinois
4 Address: One South Street, Baltimore, Maryland

The funds' Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

Investment Manager

Deutsche Investment Management Americas Inc.

345 Park Avenue New York, NY 10154
Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606
Custodian

Brown Brothers Harriman & Co.

40 Water Street Boston, MA 02109
Fund Accounting Agent

Scudder Fund Accounting Corporation

Two International Place Boston, MA 02110
Shareholder Service and Transfer Agent

Scudder Service Corporation

P.O. Box 9242 Boston, MA 02205
Legal Counsel

Dechert

Ten Post Office Square South Boston, MA 02109
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110